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                                                                     EXHIBIT 3.5

                            CERTIFICATE OF FORMATION
                                       OF
                     GETRONICS GOVERNMENT SOLUTIONS, L.L.C.

This Certificate of Formation of Getronics Government Solutions, L.L.C. is being duly executed and filed by James C. Fontana, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 DEL. C. Section 18-101, ET SEQ.).

     1.     The name of the limited liability company (the "Company") is:

                     Getronics Government Solutions, L.L.C.

     2. The address of the Company's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the Company's registered agent at such address is The Corporation Trust Company.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Getronics Government Solutions, L.L.C. this 2nd day of October, 2000.


                                                            /s/ James C. Fontana
                                                            --------------------
                                                            James C. Fontana
                                                            Authorized Person

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                            CERTIFICATE OF AMENDMENT

                                       TO

                            CERTIFICATE OF FORMATION

                                       OF

                     GETRONICS GOVERNMENT SOLUTIONS, L.L.C.

     The undersigned, being duly authorized to execute and file this Certificate of Amendment to Certificate of Formation for the purpose of amending the Certificate of Formation pursuant to the Section 18-202 of the Limited Liability Company Act of the State of Delaware, does hereby certify as follows:

                                      FIRST

     The name of the limited liability company is Getronics Government Solutions, L.L.C. (the "Company").

                                     SECOND

     Paragraph 1 of the Certificate of Formation of the Company is hereby deleted in its entirety and amended to read in full as follows:

     1. The name of the limited liability company is DigitalNet Government Solutions, LLC (the "Company").

                                    * * * * *

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     IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of
Amendment to Certificate of Formation as of the 26th day of November, 2002.



                                                   By: /s/ Jack Pearlstein
                                                      --------------------------
                                                   Name:  Jack Pearlstein
                                                   Title: Senior Vice President